Exhibit 99.1





                                                       May 7, 2004



FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                      ANNOUNCES FIRST QUARTER 2004 RESULTS



Leucadia National Corporation (LUK - NYSE and PCX) today announced its operating results for the three month period ended March 31, 2004. Net loss was $11,952,000 or $.17 per diluted common share for the three month period ended March 31, 2004 compared to net loss of $13,786,000 or $.23 per diluted common share for the three month period ended March 31, 2003.

For more information on the Company's results of operations for the first quarter of 2004, please see the Company's Form 10-Q for the three months ended March 31, 2004, which was filed with the Securities and Exchange Commission today.

Leucadia National Corporation is a holding company engaged in a variety of businesses, including telecommunications (principally through WilTel
Communications Group, Inc.), healthcare services (through Symphony Health Services, LLC), banking and lending (principally through American Investment Bank, N.A.), manufacturing (through its Plastics Division), real estate activities, winery operations, development of a copper mine (through its 72.5% interest in MK Gold Company) and property and casualty reinsurance. The Company beneficially owns equity interests representing more than 5% of the outstanding capital stock of each of the following domestic public companies at April 30, 2004 (determined in accordance with Rule 13d-3 of the Securities Exchange Act of
1934): AmeriKing, Inc. (6.8%), Carmike Cinemas, Inc. (6%), The FINOVA Group Inc. (25%), HomeFed Corporation (30%), International Assets Holding Corporation
(15.5%), Jackson Products, Inc. (6.2%), Jordan Industries, Inc. (10.1%), Metrocall Holdings, Inc. (9.6%), and ParkerVision, Inc. (6.3%).

           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                (In thousands, except earnings per share amounts)
                                   (Unaudited)


                                                                                 For the Three Month
                                                                                Period Ended March 31,
                                                                               ------------------------
                                                                                 2004            2003
                                                                                 ----            ----

Revenues                                                                       $ 511,775       $ 56,899
                                                                               =========       ========

Net securities gains                                                           $   9,272       $  2,305
                                                                               =========       ========

Loss before income taxes, minority expense of trust
   preferred securities and equity in income (losses)
   of associated companies                                                     $ (35,660)      $ (4,201)

Income taxes                                                                         273         (1,486)
                                                                               ---------       --------

Loss before minority expense of trust preferred securities
   and equity in income (losses) of associated companies                       $ (35,933)      $ (2,715)
                                                                               =========       ========

Equity in income (losses) of associated companies, net of taxes                $  23,981       $ (9,690)
                                                                               =========       ========

   Net loss                                                                    $ (11,952)      $(13,786)
                                                                               =========       ========


Basic loss per common share                                                       $ (.17)        $ (.23)
                                                                                  ======         ======

Number of shares in calculation                                                   70,848         59,618
                                                                                  ======         ======

Diluted loss per common share                                                     $ (.17)        $ (.23)
                                                                                  ======         ======

Number of shares in calculation                                                   70,848         59,618
                                                                                  ======         ======
